DEAR FELLOW SHAREHOLDER:

Overall economic growth appears to have slowed in the second quarter, reflecting less vibrant retail sales, housing starts and auto production. Business capital spending on advanced technology and production systems is robust, growing at more than twice the rate of the Gross Domestic Product
(GDP), and generating valuable productivity gains. These operating efficiencies have offset the potential inflationary effects of a tight labor market. While the unemployment rate is at the lowest level in twenty-five years, recent inflation readings are also matching the low rates experienced in the 1960s. The slower growth signals and declining inflation reports have tempered earlier fears of an extended credit tightening by the Federal Reserve. In May and early July, the Fed left rates unchanged. We believe that the combination of isolated Fed policy adjustments and the self-policing role of the financial markets will continue to guide the economy on a prolonged expansion with momentum rotating among economic sectors.

As interest rate fears abated and the flow of corporate earnings reports were better than expected, the stock market rebounded sharply from the March decline with the S&P 500 posting a second quarter return of 17.4%. While the growth prospects for a restructured Corporate America in expanding world markets are very favorable, the market valuations of estimated earnings are also quite high. The total value of the equity markets relative to the GDP is at an all time high, while the dividend yield on the S&P 500 is the lowest on record. We believe that this has increased the relative attraction of value stocks, particularly in the small cap area, considering the excessive valuations and risks of disappointment in the high growth large cap areas.

The S&P 500 is up 100% over the last three years. The strongest move was 104% in 1955-56; the 1986-87 market gained only 80%. At the peak of every market excess in valuation, you will hear, "it's different this time--the old valuation standards do not apply." Believing that creates the excesses in valuation; each generation has to relearn lessons the hard way. We have always told you we are not market timers and we focus on stock selection. Market timing is currently out of fashion in Wall Street and indexation is the current vogue in investments. Active management of equities entails making judgements about valuation levels; indexation replaces those judgements with a relatively mechanical process. The markets always seem to have a way of disproving simple mechanical systems of investing over a period of time. A by-product of indexation has been a disproportionate gain in the S&P 500 compared to the broader market averages. We believe that we have entered a rarefied atmosphere of large cap stock valuation that is similar to the 1972-73 "nifty fifty" market.

There is no way to tell when this atmosphere will change; certainly the short-term factors, such as relatively low interest rates, positive corporate earnings, and strong cash flows into equity mutual funds continue currently. It is also futile to attempt to guess what will change the bullish psychology; it is likely to be an event that no one is talking about today. We believe it is time to take a step in the counter direction by lowering portfolio equity ratios. As an initial step, we have increased cash reserves to 10% of the portfolio for both Stratton Growth Fund and Stratton Small- Cap Yield. Because of the highly defensive nature of the REIT securities in Stratton Monthly Dividend, we do not feel compelled to increase cash reserves beyond their present level of 6%.

We welcome all of our new shareholders to the Funds and hope that you will refer your friends and associates to us. It is only through your referrals that we become known to a broader base of potential investors.
                                       Sincerely yours,

                                       /s/ James W. Stratton
                                       ---------------------
                                       James W. Stratton
                                            Chairman

July 14, 1997

STRATTON GROWTH FUND
--------------------------------------------------------------------------------

The second quarter ending June 30, was an extraordinarily strong one for the stock market. The S&P 500 gained 20% for the first six months of this year. Your Fund has been able to stay relatively close to the S&P throughout this period. It did that by being heavily invested in banking which is 22.6% of assets, insurance which is 12.1%, and consumer products which is 10.1%. The rest of our portfolio is broadly diversified. By the very nature of our value investment style, we were not able to participate in the technology sector which was one of the market leaders in the first six months.

During the past three months, we added five new stocks to the portfolio:
Chrysler, HSB Group, Jostens, Union Planters and Unitrin. Chrysler is selling at a very low multiple of only seven times expected 1998 earnings, half the ratio of the S&P 500. HSB Group is the parent company for Hartford Steam Boiler, a speciality industrial insurance company. Jostens is the leading supplier of yearbooks and class rings; it is also substantially reducing its shares outstanding through buybacks. Union Planters is a major regional bank in Tennessee and a candidate for a takeover. Unitrin is a mid-size insurance company that holds large interests in several industrial companies.

During the quarter, one of our portfolio companies was acquired. US Life was acquired by another company in our portfolio, American General for stock. This enlarged our total holding to over 6% in American General; we elected to pare that back to 5% of the portfolio.

The continued growth of assets has permitted us to reduce our expense level in the Fund to 1.10% which is a new all time low. Our portfolio turnover rate at 23.4% also is low for a growth and income fund.

Total net assets were $50,523,314. Net asset value per share rose to $30.80.

The graph below illustrates the increase in value of a $10,000 investment in Stratton Growth Fund with all dividend income and capital gains distributions reinvested.

                             [GRAPH APPEARS HERE]

Average Annual Total Return
for the period ending 6/30/97

 1 year...................... +27.23%
 5 year...................... +17.43
10 year...................... +12.49
15 year...................... +15.33
20 year...................... +13.54

6/30/97 $179,958
Total Value of Investment

                                                             Value of Shares
                                        Value of Shares      Acquired Through
                       Total Value      Acquired Through     Reinvestment of
                       of Original      Reinvestment of       Capital Gains
                         Shares         Income Dividends      Distributions
                         ------         ----------------      -------------
1973-1974                 7,630                 43
1975-1976                11,280                458
1977-1978                14,155              1,217
1979-1980                14,597              2,147
1981-1982                17,299              3,703
1983-1984                24,755              6,347
1985-1986                38,310             10,805                 3,857
1987-1988                30,774             11,062                10,945
1989-1990                31,059             14,859                22,901
1991-1992                32,464             21,871                27,527
1993-1994                32,622             26,652                35,156
1995-1996                42,938             41,919                60,327
5/31/96-12/31/96*        42,654             44,981                66,844
6/30/97                  48,657             52,445                78,856

           Past performance is not predictive of future performance.

*Prior to 12/31/96, SGF had a fiscal year-end of 5/31.

FUND HIGHLIGHTS
-------------------------------------------------------
Stratton Growth Fund

                           JUNE 30, 1997 March 31, 1997
-------------------------------------------------------
Total Net Assets            $50,523,314   $44,724,986
-------------------------------------------------------
Net Asset Value Per Share        $30.80        $27.59
-------------------------------------------------------
Shares Outstanding            1,640,500     1,620,832
-------------------------------------------------------
Number of Shareholders            1,205         1,211
-------------------------------------------------------
Average Size Account            $41,928       $36,932
-------------------------------------------------------

PORTFOLIO CHANGES FOR THE QUARTER ENDED JUNE 30, 1997
(UNAUDITED)
---------------------------------------------------------

MAJOR PURCHASES              MAJOR SALES
---------------------------------------------------------
Chrysler Corp. (1)           American General Corp.
Commerce Bancorp, Inc.       EG & G, Inc. (2)
Fleetwood Enterprises, Inc.  Hormel Foods Corp. (2)
HSB Group, Inc. (1)          Pharmacia & Upjohn, Inc. (2)
Jostens, Inc. (1)            Sturm, Ruger & Co., Inc. (2)
Thomas & Betts Corp.         Westvaco Corp. (2)
Union Planters Corp. (1)
Unitrin, Inc. (1)
(1) New Holdings             (2) Eliminations

TEN LARGEST HOLDINGS JUNE 30, 1997 (UNAUDITED)
------------------------------------------------------------

                                 Market Value Percent of TNA
------------------------------------------------------------
CoreStates Financial Corp.       $ 2,989,844        5.9%
------------------------------------------------------------
American General Corp.             2,540,634        5.0
------------------------------------------------------------
Du Pont (E.I.) de Nemours & Co.    2,515,000        5.0
------------------------------------------------------------
American Express Co.               2,235,000        4.4
------------------------------------------------------------
Pitney Bowes, Inc.                 2,137,500        4.2
------------------------------------------------------------
Carpenter Technology Corp.         2,104,500        4.2
------------------------------------------------------------
PNC Bank Corp.                     2,081,250        4.1
------------------------------------------------------------
Commerce Bancorp, Inc.             1,976,250        3.9
------------------------------------------------------------
Olin Corp.                         1,953,125        3.9
------------------------------------------------------------
The Quaker Oats Co.                1,795,000        3.6
------------------------------------------------------------
                                 $22,328,103       44.2%
------------------------------------------------------------

STRATTON MONTHLY DIVIDEND SHARES
--------------------------------------------------------------------------------

During the first six months of 1997, the NAREIT Index provided a total return of 5.97% compared to 20.61% for the S&P 500 Index. This significant under performance suggests to many observers that either the broad general market is likely to retreat or the NAREIT Index is likely to catch-up over the next six months. For the twelve month period ended June 30, the NAREIT Index matched the S&P 500 in performance.

In our portfolio we made minor adjustments in the sale of two holdings and had one convertible bond issue called. We added to a number of our existing positions; in general, the second quarter showed relatively low turnover compared to earlier quarters. Our largest industry concentrations remain 18.9% in shopping centers, 16.9% in health care, 16.7% in apartments, and 15.2% in hotels/motels.

One factor effecting REIT securities has been a substantial rise of new public equity offerings in the first six months of 1997. The industry raised $12 billion during the past six months in new equity offerings which compares to $12 billion for all of 1996. We expect the flow of new equity offerings to slow down considerably in the second half of 1997.

The REIT industry is receiving additional attention in the investment community. Standard & Poor's has announced that it will create a 100 REIT Index which should be available by the end of this summer. This index will then provide the opportunity for options trading on the REIT industry and for asset allocation firms to consider REITs as one other asset category for a diversified portfolio. We think this index draws both attention and investment funds into the industry and that should be positive for REIT stock prices.

The continued flow of second quarter earnings reports has been very positive and has been coupled with modest dividend increases among a number of our holdings. The industry continues to lower its payout ratio by raising dividends at a slower rate than funds from operations are growing.

Total net assets were $95,957,343. Net asset value per share was $27.94.

The graph below illustrates the increase in value of a $10,000 investment in Stratton Monthly Dividend Shares with all dividend income and capital gains distributions reinvested.

                             [GRAPH APPEARS HERE]

Average Annual Total Return
for the period ending 6/30/97

 1 year...................... +14.25%
 5 year...................... + 7.60
10 year...................... + 8.07
15 year...................... +12.15

6/30/97 $62,634
Total Value of Investment

                                                             Value of Shares
                                       Value of Shares       Acquired Through
                      Total Value      Acquired Through      Reinvestment of
                      of Original      Reinvestment of        Capital Gains
                        Shares         Income Dividends       Distribution
                        ------         ----------------       ------------
1981                     9,119                 583
1982                     9,354               1,641
1983                    10,808               3,107
1984                    10,667               4,379
1985                    11,796               6,627
1986                    14,604              10,328
1987                    16,320              13,744                   503
1988                    13,181              13,041                 1,043
1989                    12,824              15,044                 1,015
1990                    12,861              17,513                 1,018
1991                    12,084              19,388                   956
1992                    14,608              26,570                 1,156
1993                    15,701              31,818                 1,242
1994                    15,060              33,590                 1,192
1995                    13,039              32,499                 1,032
1996                    14,383              39,890                 1,138
1/31/96-12/31/96*       14,399              43,821                 1,139
6/30/97                 14,667              46,807                 1,160

           Past performance is not predictive of future performance.

*Prior to 12/31/96, SMDS had a fiscal year-end of 1/31.

FUND HIGHLIGHTS
-------------------------------------------------------
Stratton Monthly Dividend Shares

                           JUNE 30, 1997 March 31, 1997
-------------------------------------------------------
Total Net Assets            $95,957,343   $94,883,884
-------------------------------------------------------
Net Asset Value Per Share        $27.94        $27.14
-------------------------------------------------------
Shares Outstanding            3,434,764     3,495,466
-------------------------------------------------------
Number of Shareholders            5,339         5,541
-------------------------------------------------------
Average Size Account            $17,973       $17,124
-------------------------------------------------------

PORTFOLIO CHANGES FOR THE QUARTER ENDED JUNE 30, 1997
(UNAUDITED)
---------------------------------------------------------------

MAJOR PURCHASES           MAJOR SALES
---------------------------------------------------------------
Cornerstone Realty
 Income Trust, Inc. (1)   BRE Properties, Inc. (2)
Gables Residential Trust  Interstate/Johnson Lane, Inc.
Home Properties of New
 York, Inc.               7.750% Cv. Sub. Debs. 03/31/11 (2)
Jameson Inns, Inc.        Merry Land & Investment Co., Inc. (2)
Liberty Property Trust
Oasis Residential, Inc.
Sunstone Hotel
 Investors, Inc.
Universal Health Realty
 Income Trust
Walden Residential
 Properties, Inc.
Western Investment Real
 Estate Trust
(1) New Holdings          (2) Eliminations

TEN LARGEST HOLDINGS JUNE 30, 1997 (UNAUDITED)
-----------------------------------------------------------------

                                      Market Value Percent of TNA
-----------------------------------------------------------------
National Health Investors, Inc.       $ 4,843,450        5.0%
-----------------------------------------------------------------
Health Care REIT, Inc.                  4,719,056        4.9
-----------------------------------------------------------------
Excel Realty Trust, Inc.                4,615,625        4.8
-----------------------------------------------------------------
Developers Diversified Realty Corp.     3,600,000        3.8
-----------------------------------------------------------------
Mid-America Realty Investments, Inc.    3,284,063        3.4
-----------------------------------------------------------------
EastGroup Properties, SBI               2,744,044        2.9
-----------------------------------------------------------------
Glimcher Realty Trust                   2,681,250        2.8
-----------------------------------------------------------------
Winston Hotels, Inc.                    2,560,625        2.7
-----------------------------------------------------------------
Equity Inns, Inc.                       2,541,250        2.7
-----------------------------------------------------------------
Gables Residential Trust                2,525,000        2.6
-----------------------------------------------------------------
                                      $34,114,363       35.6%
-----------------------------------------------------------------

STRATTON SMALL-CAP YIELD FUND
--------------------------------------------------------------------------------

Stratton Small-Cap Yield Fund is comprised of small companies all of which have market capitalizations under $500 million at the time of purchase. Currently, the average market capitalization of the stocks in the portfolio is approximately $380 million. The current number of holdings is 57, one less than the quarter ended March 31, 1997. Our portfolio turnover year-to-date is slightly below average at 13.5%.

At the end of the quarter, the portfolio was 94.8% invested with the remaining cash reserves held in short-term commercial paper. Your Fund's industry mix has remained primarily the same. Industrial stocks still make up our largest sector weighting at 24% with Banking at 19%. Consumer stocks are 15% of the portfolio while 12% is in business services. Other important sector weights include technology stocks at 9% and REITS at 5%.

Performance for the quarter was slightly below the Russell 2000 Small-Cap Index as technology stocks rebounded. Your Fund managed a 15.1% return versus the 16.2% return for the Russell. Year to date your Fund is up 19.6% compared to the Russell 2000 gain of 10.2%. We continue to aggressively look for new undervalued purchase candidates which we hope will provide strong performance within the value-based parameters required by the Fund.

The Fund's Directors declared the regular second fiscal quarter ordinary income dividend at the rate of $0.11 per share payable on June 30 to stockholders of record as of June 13, 1997.

Total net assets have grown to $27,434,369. Net asset value per share was $39.49.

The graph below illustrates the increase in value of a $10,000 investment in Stratton Small-Cap Yield Fund with all dividend income and capital gains distributions reinvested.

                             [GRAPH APPEARS HERE]


Average Annual Total Return
for the period ending 6/30/1997

1 Year........................ +32.07%
3 Year........................ +20.27

6/30/97 $18,318
Total Value of Investment



                                                          Value of Shares
                                      Value of Shares     Aquired Through
                      Total Value     Aquired Through     Reinvestment of
                      of Original     Reinvestment of      Capital Gains
                        Shares        Income Dividends     Distributions
                        ------        ----------------     -------------
4/93                    10,000
3/31/94                 10,376             (158)
3/31/95                 10,352              402
3/31/96                 12,780              789
3/31/96-12/31/96*       13,432            1,067                  813
6/30/97                 15,796            1,356                1,166

           Past performance is not predictive of future performance.

*Prior to 12/31/96, SSCY had a fiscal year-end of 3/31.

FUND HIGHLIGHTS
-------------------------------------------------------
Stratton Small-Cap Yield Fund

                           JUNE 30, 1997 March 31, 1997
-------------------------------------------------------
Total Net Assets            $27,434,369   $22,471,595
-------------------------------------------------------
Net Asset Value Per Share        $39.49        $34.82
-------------------------------------------------------
Shares Outstanding              694,761       645,457
-------------------------------------------------------
Number of Shareholders              916           858
-------------------------------------------------------
Average Size Account            $29,950       $26,191
-------------------------------------------------------

PORTFOLIO CHANGES FOR THE QUARTER ENDED JUNE 30, 1997 (UNAUDITED)
--------------------------------------------------------------------

MAJOR PURCHASES                   MAJOR SALES
---------------------------------------------------------------------
Commercial Intertech Corp.        Acordia, Inc.
Community Bank Systems, Inc. (1)  Bankers Corp. (Perth Amboy, NJ) (2)
Eaton Vance Corp. (1)             Kaman Corp. Class A (2)
Florida Rock Industries, Inc.     PMC Capital, Inc. (2)
Guilford Mills, Inc. (1)          Sterling Bancorp (NY) (2)
Morrison Health Care, Inc. (1)    Sturm, Ruger & Co., Inc. (2)
Quanex Corp.                      Washington National Corp. (2)
Republic Group, Inc.
TB Wood's Corp.
West Co., Inc.
(1) New Holdings                  (2) Eliminations

TEN LARGEST HOLDINGS JUNE 30, 1997 (UNAUDITED)
--------------------------------------------------------------------

                           Market Value Percent of TNA
------------------------------------------------------
Technitrol, Inc.            $  821,250        3.0%
------------------------------------------------------
Helix Technology Corp.         810,000        3.0
------------------------------------------------------
Kuhlman Corp.                  806,250        2.9
------------------------------------------------------
Quanex Corp.                   767,188        2.8
------------------------------------------------------
Marc, Inc.                     731,250        2.7
------------------------------------------------------
K2, Inc.                       728,813        2.7
------------------------------------------------------
Interra Financial, Inc.        721,437        2.6
------------------------------------------------------
A.O. Smith Corp.               711,250        2.6
------------------------------------------------------
Republic Group, Inc.           644,000        2.3
------------------------------------------------------
Primex Technologies, Inc.      641,250        2.3
------------------------------------------------------
                            $7,382,688       26.9%
------------------------------------------------------

STRATTON GROWTH FUND
-------------------------------------------------------------------------------

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The primary objective of SGF is to seek possible growth of capital for its shareholders' investments with current income from interest and dividends as a secondary objective. The Fund's investments will normally consist of common stock and securities convertible into common stock.

WHAT IS THE INVESTMENT PHILOSOPHY USED IN MANAGING THE FUND?

Our in-house research of historical data shows that investing in high yielding common stocks has produced above-average returns while lowering risk and preserving capital. For Stratton Management Co., the common stock yield is the primary screen in sorting out the equity stocks that are available. We then look at additional yield characteristics such as dividend growth rates and dividend coverage. Finally, we conduct fundamental analysis of important characteristics such as the earnings and cash flow outlook, management strengths, and industry competitive position.

WHY ARE DIVIDEND PAYING COMPANIES SO IMPORTANT TO THE FUND'S PORTFOLIO?

Stocks of companies that pay above average dividends tend to be less volatile than companies that do not distribute dividends to shareholders. Though stock prices do vary over time, dividend payouts tend to be very consistent. We find that companies which consistently strive to increase their dividends tend to offer the potential of above average returns. Steady, stable growth of principal and dividend income is what SGF hopes to achieve.

WHAT ARE THE PRIMARY INVESTMENT CHARACTERISTICS OF THE PORTFOLIO?

 . Average gross portfolio yield target should exceed the S&P 500 by more than 50%.

 .  Approximately 30 companies are held.

 .  By combining high dividend yield and underlying low price volatility
   (Beta), SGF should have the potential to produce good relative performance in up markets and superior relative performance in down markets.

STRATTON MONTHLY DIVIDEND SHARES
-------------------------------------------------------------------------------

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The primary objective of SMDS is to seek a high rate of return from dividend and interest income on its investments in common stock and securities convertible into common stock. In order to achieve these goals, the Fund invests substantially all of its assets in high income-producing U.S. equity securities.

WHAT IS THE INVESTMENT PHILOSOPHY USED IN MANAGING THE FUND?

The Fund is managed to provide a high level of monthly income to its shareholders and, therefore, looks for companies that have strong dividend payouts. Currently, 80% or more of the Fund is invested in high dividend paying REITs. There are several types of real estate properties that are owned by REITs, including multifamily apartment complexes, health care facilities, shopping centers, regional malls, office centers, hotels, and industrial buildings. The portfolio is diversified across several sectors within the REIT industry.

WHY ARE DIVIDEND PAYING COMPANIES SO IMPORTANT TO THE FUND'S PORTFOLIO?

Current income is paramount for the SMDS portfolio. The Fund needs higher yielding securities to maintain its own attractive dividend payout. REITs satisfy this income requirement, while also offering the potential for dividend growth and capital appreciation. REITs must distribute 95% of their net investment income, so, as the earnings of these companies grow, increases in dividends should follow.

WHAT ARE THE PRIMARY INVESTMENT CHARACTERISTICS OF THE PORTFOLIO?

 .  The portfolio is comprised of high dividend paying securities.

 .  Approximately 40 companies are held.

 . SMDS is managed to provide a high level of current monthly income, and to offer the potential for long-term capital appreciation.

STRATTON SMALL-CAP YIELD FUND
-------------------------------------------------------------------------------

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The primary objective of SSCY is to achieve both dividend income and capital appreciation for its shareholders' investments by investing in dividend paying small capitalization companies. We attempt to purchase companies whose recent and future earnings power give them the potential for higher valuations and continued dividend growth.

WHAT IS THE INVESTMENT PHILOSOPHY USED IN MANAGING THE FUND?

This all equity mutual fund invests in the common stocks of small but established dividend paying companies. The initial screen for stock selection requires that a stock yields greater than the Small Cap average as measured by the Russell 2000 Index. We then employ a three step process which focuses on a stock's fundamental valuation, earnings prospects, and, as a confirming factor, relative price strength. We feel that companies that exhibit consistent earnings and that regularly increase their dividends have superior appreciation potential with reasonable levels of risk.

WHY ARE DIVIDEND PAYING COMPANIES SO IMPORTANT TO THE FUND'S PORTFOLIO?

Our research has shown that dividends tend to dampen stock price volatility. Small-cap companies that pay dividends tend to have strong financial characteristics since the quarterly dividend payout requires managements to exhibit a high degree of financial discipline. The combination of strong earnings growth and superior earnings stability are crucial elements in meeting SSCY's investment objectives.

WHAT ARE THE PRIMARY INVESTMENT CHARACTERISTICS OF THE PORTFOLIO?

 . Average gross portfolio yield target should exceed the S&P 500 and be approximately twice the yield of the average small-cap company.

 .  Approximately 60 companies are held.

 .  By combining high dividend yields and underlying low price volatility
   (Beta), SSCY seeks to produce good relative performance in up markets and superior relative performance in down markets.

SCHEDULE OF INVESTMENTS June 30, 1997 (unaudited)
--------------------------------------------------------------------------------
Stratton Growth Fund

                                                                      MARKET
                                                          NUMBER OF    VALUE
                                                           SHARES    (NOTE 1)
                                                          --------- -----------
COMMON STOCKS - 92.7%
BANKING/FINANCIAL - 22.6%
Comerica, Inc............................................  15,000   $ 1,020,000
Commerce Bancorp, Inc....................................  51,000     1,976,250
CoreStates Financial Corp................................  55,625     2,989,844
First Commerce Corp......................................  20,000       880,000
First Hawaiian, Inc. ....................................  20,000       682,500
PNC Bank Corp. ..........................................  50,000     2,081,250
Summit Bancorp, Inc. ....................................  20,000     1,002,500
Union Planters Corp. ....................................  15,000       778,125
                                                                    -----------
                                                                     11,410,469
                                                                    -----------
BUSINESS SERVICES - 8.7%
American Express Co. ....................................  30,000     2,235,000
Pitney Bowes, Inc. ......................................  30,000     2,137,500
                                                                    -----------
                                                                      4,372,500
                                                                    -----------
CAPITAL GOODS/TECHNOLOGY - 6.5%
Harris Corp. ............................................  20,000     1,680,000
Thomas & Betts Corp. ....................................  30,000     1,576,875
                                                                    -----------
                                                                      3,256,875
                                                                    -----------
CHEMICAL - 8.8%
Du Pont (E.I.) de Nemours & Co. .........................  40,000     2,515,000
Olin Corp. ..............................................  50,000     1,953,125
                                                                    -----------
                                                                      4,468,125
                                                                    -----------
CONSUMER PRODUCTS - 10.1%
Chrysler Corp. ..........................................  50,000     1,640,625
Jostens, Inc.............................................  10,000       263,750
Kimberly-Clark Corp......................................  28,000     1,393,000
The Quaker Oats Co.......................................  40,000     1,795,000
                                                                    -----------
                                                                      5,092,375
                                                                    -----------
ENERGY - 6.8%
El Paso Energy Corp......................................  10,000       550,000
Exxon Corp. .............................................  20,000     1,230,000
Mobil Corp. .............................................  24,000     1,677,000
                                                                    -----------
                                                                      3,457,000
                                                                    -----------
HEALTH CARE - 4.8%
American Home Products Corp..............................  20,000     1,530,000
SmithKline Beecham PLC ADRs..............................  10,000       916,250
                                                                    -----------
                                                                      2,446,250
                                                                    -----------
INDUSTRIAL - 2.4%
Fleetwood Enterprises, Inc. .............................  40,000     1,192,500
                                                                    -----------

                                                                      MARKET
                                                         NUMBER OF     VALUE
                                                           SHARES    (NOTE 1)
                                                         ---------- -----------
INSURANCE/SERVICES - 12.1%
American General Corp. .................................     53,207 $ 2,540,634
Aon Corp................................................     22,500   1,164,375
HSB Group, Inc. ........................................     10,000     533,750
Lincoln National Corp...................................     20,000   1,287,500
Unitrin, Inc............................................     10,000     610,000
                                                                    -----------
                                                                      6,136,259
                                                                    -----------
METALS - 4.2%
Carpenter Technology Corp...............................     46,000   2,104,500
                                                                    -----------
PAPER - 3.9%
Glatfelter (P.H.) Co. ..................................     60,000   1,200,000
Weyerhaeuser Co.........................................     15,000     780,000
                                                                    -----------
                                                                      1,980,000
                                                                    -----------
RETAILING - 1.8%
The Limited, Inc........................................     20,000     405,000
Penney (J.C.) Co., Inc. ................................     10,000     521,875
                                                                    -----------
                                                                        926,875
                                                                    -----------
Total Common Stocks
 (cost $28,020,182).....................................             46,843,728
                                                                    -----------
                                                         PRINCIPAL
                                                           AMOUNT
                                                         ----------
SHORT-TERM NOTES - 7.0%
Ford Motor Credit Corp.
 5.52% due 07/03/97..................................... $1,800,000   1,800,000
General Electric Capital Corp.
 5.62% due 07/09/97.....................................  1,750,000   1,750,000
                                                                    -----------
Total Short-Term Notes
 (cost $3,550,000)......................................              3,550,000
                                                                    -----------
TOTAL INVESTMENTS - 99.7%
 (cost $31,570,182*)....................................             50,393,728
CASH AND OTHER ASSETS,
 LESS LIABILITIES - 0.3%................................                129,586
                                                                    -----------
NET ASSETS - 100.0%.....................................            $50,523,314
                                                                    ===========

--------
* Aggregate cost for federal income tax purposes is $31,570,182; and net unrealized appreciation is as follows:

Gross unrealized appreciation....................................... $18,823,546
Gross unrealized depreciation.......................................           0
                                                                     -----------
 Net unrealized appreciation........................................ $18,823,546
                                                                     ===========

                See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS June 30, 1997 (unaudited)
--------------------------------------------------------------------------------
Stratton Monthly Dividend Shares

                                                                      MARKET
                                                          NUMBER OF    VALUE
                                                           SHARES    (NOTE 1)
                                                          --------- -----------
COMMON STOCKS - 87.0%
REAL ESTATE - 87.0%
APARTMENTS - 16.7%
Berkshire Realty Co., Inc. ..............................  110,000  $ 1,168,750
Cornerstone Realty Income Trust, Inc. ...................   80,000      865,000
Evans Withycombe Residential, Inc........................   60,000    1,245,000
Gables Residential Trust.................................  100,000    2,525,000
Home Properties of New York, Inc. .......................   75,000    1,687,500
Mid-America Apartment Communities, Inc. .................   50,000    1,403,125
Oasis Residential, Inc. .................................   65,000    1,527,500
Summit Properties, Inc...................................   60,000    1,237,500
Town & Country Trust.....................................  153,300    2,356,988
Walden Residential Properties, Inc.......................   80,000    2,050,000
                                                                    -----------
                                                                     16,066,363
                                                                    -----------
DIVERSIFIED - 6.8%
Colonial Properties Trust................................   75,000    2,203,125
EastGroup Properties, SBI................................  136,350    2,744,044
Pacific Gulf Properties, Inc.............................   70,000    1,540,000
                                                                    -----------
                                                                      6,487,169
                                                                    -----------
HEALTH CARE - 16.9%
American Health Properties, Inc..........................  100,000    2,512,500
Health & Retirement Properties Trust.....................   70,000    1,316,875
Health Care REIT, Inc....................................  194,100    4,719,056
LTC Properties, Inc......................................   80,000    1,450,000
National Health Investors, Inc. .........................  123,400    4,843,450
Universal Health Realty Income Trust.....................   75,000    1,420,312
                                                                    -----------
                                                                     16,262,193
                                                                    -----------
HOTELS/MOTELS - 15.2%
Equity Inns, Inc.........................................  190,000    2,541,250
Hospitality Properties Trust.............................   50,000    1,531,250
Innkeepers USA Trust.....................................  160,000    2,400,000
Jameson Inns, Inc. ......................................  140,000    1,645,000
RFS Hotel Investors, Inc.................................  110,000    1,980,000
Sunstone Hotel Investors, Inc............................  130,000    1,885,000
Winston Hotels, Inc. ....................................  170,000    2,560,625
                                                                    -----------
                                                                     14,543,125
                                                                    -----------

                                                                      MARKET
                                                          NUMBER OF    VALUE
                                                           SHARES    (NOTE 1)
                                                          --------- -----------
OFFICE/INDUSTRIAL - 4.8%
Commercial Net Lease Realty, Inc.........................   90,000  $ 1,378,125
Liberty Property Trust...................................   75,000    1,865,625
TriNet Corporate Realty Trust, Inc.......................   40,000    1,322,500
                                                                    -----------
                                                                      4,566,250
                                                                    -----------
OUTLET CENTERS - 4.3%
Mills Corp. .............................................   60,000    1,661,250
Tanger Factory Outlet Centers, Inc.......................   90,000    2,418,750
                                                                    -----------
                                                                      4,080,000
                                                                    -----------
REGIONAL MALLS - 3.4%
Mid-America Realty Investments, Inc. ....................  339,000    3,284,063
                                                                    -----------
SHOPPING CENTERS - 18.9%
Bradley Real Estate, Inc. ...............................   70,000    1,347,500
Developers Diversified Realty Corp. .....................   90,000    3,600,000
Excel Realty Trust, Inc. ................................  175,000    4,615,625
Glimcher Realty Trust....................................  130,000    2,681,250
IRT Property Co..........................................  166,000    1,950,500
The Price REIT, Inc. ....................................   67,500    2,455,312
Western Investment Real Estate Trust.....................  110,000    1,519,375
                                                                    -----------
                                                                     18,169,562
                                                                    -----------
Total Common Stocks
 (cost $76,603,982)......................................            83,458,725
                                                                    -----------
PREFERRED STOCKS - 2.9%
Psychiatric Group Preferred Depositary Shares............  100,000    1,825,000
 (each depositary share represents 1/10th of a share of
 American Health Properties Psychiatric Group Pfd. Stock)
Rouse Co.
 $3.00 Cv. Pfd. Series B.................................   20,000      965,000
                                                                    -----------
Total Preferred Stocks (cost $2,771,480).................             2,790,000
                                                                    -----------

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Stratton Monthly Dividend Shares

                                                                      MARKET
                                                         PRINCIPAL     VALUE
                                                           AMOUNT    (NOTE 1)
                                                         ---------- -----------
CONVERTIBLE DEBENTURES - 2.7%
Mid-Atlantic Realty Trust
 7.625% Cv. Sub. Debs.
 09/15/03............................................... $2,500,000 $ 2,612,500
                                                                    -----------
Total Convertible Debentures
 (cost $2,500,000)......................................              2,612,500
                                                                    -----------
SHORT-TERM NOTES - 6.8%
Ford Motor Credit Corp.
 5.26% due 07/01/97.....................................  1,635,000   1,635,000
American Express Credit Corp.
 5.56% due 07/02/97.....................................  1,820,000   1,820,000
General Electric Capital Corp.
 5.50% due 07/03/97.....................................  3,045,000   3,045,000
                                                                    -----------
Total Short-Term Notes
 (cost $6,500,000)......................................              6,500,000
                                                                    -----------
TOTAL INVESTMENTS - 99.4%
 (cost $88,375,462*)....................................             95,361,225
CASH AND OTHER ASSETS,
 LESS LIABILITIES - 0.6%................................                596,118
                                                                    -----------
NET ASSETS - 100.0%.....................................            $95,957,343
                                                                    ===========

--------
* Aggregate cost for federal income tax purposes is $88,375,462; and net unrealized appreciation is as follows:

Gross unrealized appreciation....................................... $7,944,160
Gross unrealized depreciation.......................................   (958,397)
                                                                     ----------
 Net unrealized appreciation........................................ $6,985,763
                                                                     ==========


                See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS June 30, 1997 (unaudited)
--------------------------------------------------------------------------------
Stratton Small-Cap Yield Fund

                                                                       MARKET
                                                           NUMBER OF    VALUE
                                                            SHARES    (NOTE 1)
                                                           --------- -----------
COMMON STOCKS - 94.8%
BANKING/FINANCIAL - 18.9%
Affiliated Community Bancorp..............................   2,500    $   58,750
American Bank of Connecticut..............................   7,500       269,531
CCB Financial Corp........................................   4,000       292,500
Centura Banks, Inc. (NC)..................................   8,000       367,000
Colonial BancGroup, Inc...................................  14,000       339,500
Commerce Bancorp, Inc. (NJ)...............................  15,000       581,250
Community Bank Systems, Inc...............................  12,000       339,000
Eagle Financial Corp......................................   9,900       300,713
First Essex Bancorp, Inc..................................  20,000       350,000
First Financial Holdings, Inc.............................   9,000       288,000
Firstbank of Illinois Co..................................   4,500       176,062
Medford Savings Bank......................................  13,000       380,250
Portsmouth Bank Shares, Inc...............................  20,400       364,650
Reliance Bancorp, Inc.....................................  10,000       294,375
United Carolina Bancshares Corp...........................   9,000       468,000
Vermont Financial Services Corp...........................   7,000       329,000
                                                                     -----------
                                                                       5,198,581
                                                                     -----------
BUSINESS SERVICES - 11.7%
American Business Products, Inc...........................  25,000       568,750
Eaton Vance Corp..........................................  20,000       556,250
Interra Financial, Inc....................................  17,000       721,437
Marc, Inc.................................................  37,500       731,250
Primesource Corp..........................................   1,200         9,150
True North Communications, Inc............................  25,000       618,750
                                                                     -----------
                                                                       3,205,587
                                                                     -----------
CHEMICAL - 4.2%
Mississippi Chemical Corp.................................  25,000       518,750
Primex Technologies, Inc..................................  30,000       641,250
                                                                     -----------
                                                                       1,160,000
                                                                     -----------
CONSUMER DURABLES - 4.8%
K2, Inc...................................................  23,000       728,813
TB Wood's Corp............................................  40,000       582,500
                                                                     -----------
                                                                       1,311,313
                                                                     -----------
CONSUMER NON-DURABLES - 10.2%
International Multifoods Corp.............................  25,000       628,125
Morrison Health Care, Inc.................................   9,200       146,625
Riviana Foods, Inc. (DE)..................................  25,000       500,000
Tasty Baking Co...........................................  27,500       481,250
Velcro Industries, N.V....................................   6,000       492,000
West Co., Inc.............................................  20,000       572,500
                                                                     -----------
                                                                       2,820,500
                                                                     -----------

                                                                       MARKET
                                                           NUMBER OF    VALUE
                                                            SHARES    (NOTE 1)
                                                           --------- -----------
INDUSTRIAL - 24.4%
A.O. Smith Corp...........................................  20,000   $   711,250
Carpenter Technology Corp.................................  12,000       549,000
Cleveland-Cliffs, Inc.....................................  10,000       407,500
Commercial Intertech Corp.................................  35,000       487,812
Excel Industries, Inc.....................................  30,000       585,000
Florida Rock Industries, Inc..............................  15,000       609,375
Guilford Mills, Inc.......................................  30,000       624,375
Kuhlman Corp..............................................  25,000       806,250
Quanex Corp...............................................  25,000       767,188
Republic Group, Inc.......................................  32,000       644,000
Roanoke Electric Steel Corp...............................  30,000       502,500
                                                                     -----------
                                                                       6,694,250
                                                                     -----------
INSURANCE/SERVICES - 5.9%
Acordia, Inc..............................................  10,000       400,000
Donegal Group, Inc........................................  25,000       609,375
Selective Insurance Group, Inc............................  12,500       605,469
                                                                     -----------
                                                                       1,614,844
                                                                     -----------
REAL ESTATE - 4.8%
Brandywine Realty Trust...................................   2,500        50,625
Camden Property Trust.....................................   8,000       253,000
Chateau Communities, Inc..................................   9,378       268,445
Colonial Properties Trust.................................   8,000       235,000
Innkeepers USA Trust......................................  20,000       300,000
Sovran Self Storage, Inc..................................   7,000       204,750
                                                                     -----------
                                                                       1,311,820
                                                                     -----------
TECHNOLOGY - 9.0%
Boston Acoustics, Inc.....................................  14,500       348,000
Helix Technology Corp.....................................  20,000       810,000
Shared Medical Systems Corp...............................   9,000       486,000
Technitrol, Inc...........................................  30,000       821,250
                                                                     -----------
                                                                       2,465,250
                                                                     -----------
UTILITIES - 0.9%
WICOR, Inc................................................   6,000       233,625
                                                                     -----------
Total Common Stocks
 (cost $17,861,172).......................................            26,015,770
                                                                     -----------


                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Stratton Small-Cap Yield Fund

                                                                    MARKET
                                                       PRINCIPAL     VALUE
                                                         AMOUNT    (NOTE 1)
                                                       ---------- -----------
SHORT-TERM NOTES - 7.3%
Chevron Oil Financial Co.
 5.40% due 07/01/97................................... $1,000,000  $1,000,000
General Electric Capital Corp.
 5.62% due 07/07/97...................................  1,000,000   1,000,000
                                                                  -----------
Total Short-Term Notes
 (cost $2,000,000)....................................              2,000,000
                                                                  -----------
TOTAL INVESTMENTS - 102.1%
 (cost $19,861,172*)..................................             28,015,770
LIABILITIES IN EXCESS OF CASH AND OTHER ASSETS -
  (2.1%)..............................................               (581,401)
                                                                  -----------
NET ASSETS - 100.0%...................................            $27,434,369
                                                                  ===========

--------
* Aggregate cost for federal income tax purposes is $19,861,172; and net unrealized appreciation is as follows:

Gross unrealized appreciation....................................... $8,276,048
Gross unrealized depreciation.......................................   (121,450)
                                                                     ----------
 Net unrealized appreciation........................................ $8,154,598
                                                                     ==========


                See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
June 30, 1997 (unaudited)

                                              SGF         SMDS         SSCY
                                          ----------- ------------  -----------
ASSETS:
  Investments in securities at value
   (cost $31,570,182, $88,375,462, and
   $19,861,172, respectively) (Note 1)... $50,393,728 $ 95,361,225  $28,015,770
  Cash...................................      23,353          937        9,453
  Dividends and interest receivable......     103,195      614,791       48,287
  Prepaid expenses.......................       6,881          --           --
                                          ----------- ------------  -----------
    Total Assets.........................  50,527,157   95,976,953   28,073,510
                                          ----------- ------------  -----------
LIABILITIES:
  Accrued expenses and other
   liabilities...........................       3,843       19,610        9,619
  Payable for investment securities
   purchased.............................         --           --       629,522
                                          ----------- ------------  -----------
    Total Liabilities....................       3,843       19,610      639,141
                                          ----------- ------------  -----------
NET ASSETS:
  Applicable to 1,640,500, 3,434,764 and
   694,761 shares outstanding,
   respectively/1/....................... $50,523,314 $ 95,957,343  $27,434,369
                                          =========== ============  ===========
  Net asset value, offering and
   redemption price per share............ $     30.80 $      27.94  $     39.49
                                          =========== ============  ===========
SOURCE OF NET ASSETS:
  Paid-in capital........................ $29,428,664 $107,484,795  $18,744,340
  Undistributed net investment income....     166,318       96,828       18,041
  Accumulated net realized gain (loss) on
   investments...........................   2,104,786  (18,610,043)     517,390
  Net unrealized appreciation of
   investments...........................  18,823,546    6,985,763    8,154,598
                                          ----------- ------------  -----------
    Net Assets........................... $50,523,314 $ 95,957,343  $27,434,369
                                          =========== ============  ===========

--------
/1/ SGF: $.10 par value, 10,000,000 shares authorized; SMDS: $1.00 par value, 10,000,000 shares authorized; SSCY: $.001 par value, 1,000,000,000 shares authorized.

                See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
Six Months Ended June 30, 1997 (unaudited)

                                                SGF        SMDS         SSCY
                                             ---------- -----------  ----------
INCOME:
  Dividends................................. $  652,168 $ 3,658,245  $  311,651
  Interest..................................     84,861     379,768      29,824
                                             ---------- -----------  ----------
    Total Income............................    737,029   4,038,013     341,475
                                             ---------- -----------  ----------
EXPENSES:
  Accounting/Pricing services fees (Note
   2).......................................     10,000      13,000       8,333
  Administration services fees (Note 2).....     12,500      15,000       4,167
  Advisory fees (Note 2)....................    167,585     294,987     128,204
  Audit fees................................         96       2,295      12,900
  Custodian fees (Note 2)...................     11,917      21,700       5,801
  Directors' fees...........................      4,620       9,083       1,093
  Legal fees................................      1,711       3,588       1,072
  Miscellaneous fees........................      2,966       8,518       1,126
  Printing and postage fees.................      5,749      12,597       2,448
  Registration fees (Note 2)................     21,963      27,366      20,126
  Shareholder services fees (Note 2)........     14,784      82,075       7,707
  Taxes other than income taxes.............      1,938       3,700         550
                                             ---------- -----------  ----------
    Total Expenses..........................    255,829     493,909     193,527
                                             ---------- -----------  ----------
      Net Investment Income.................    481,200   3,544,104     147,948
                                             ---------- -----------  ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Net realized gain (loss) on investments...  2,106,147  (2,609,829)    522,572
  Net increase in unrealized appreciation on
   investments..............................  4,676,121   4,323,706   3,621,809
                                             ---------- -----------  ----------
  Net gain on investments...................  6,782,268   1,713,877   4,144,381
                                             ---------- -----------  ----------
    Net increase in net assets resulting
     from operations........................ $7,263,468 $ 5,257,981  $4,292,329
                                             ========== ===========  ==========

                See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                            SGF                                    SMDS
                         -----------------------------------------  ----------------------------------
                         6 MONTHS ENDED 7 MONTHS ENDED YEAR ENDED   6 MONTHS ENDED 11 MONTHS ENDED
                           06/30/97*       12/31/96     05/31/96      06/30/97*       12/31/96
                         -------------- -------------- -----------  -------------- ---------------
OPERATIONS:
 Net investment income..  $   481,200    $   514,358   $   854,333   $  3,544,104   $  6,886,732
 Net realized gain
  (loss) on
  investments...........    2,106,147        749,571     2,277,319     (2,609,829)     1,855,839
 Net increase (decrease)
  in unrealized
  appreciation
  (depreciation) of
  investments...........    4,676,121      1,414,784     6,391,511      4,323,706     (2,376,846)
                          -----------    -----------   -----------   ------------   ------------
 Net increase in net
  assets resulting from
  operations............    7,263,468      2,678,713     9,523,163      5,257,981      6,365,725
                          -----------    -----------   -----------   ------------   ------------
DISTRIBUTIONS TO SHARE-
 HOLDERS:
 From net investment
  income ($0.20, $0.58
  and $0.54 per share,
  respectively, for SGF,
  $0.96 and $1.63,
  respectively, for
  SMDS).................     (323,965)      (936,276)     (788,687)    (3,447,276)    (6,886,732)
 From realized gains on
  investments ($0.46,
  $1.210 and $0.945 per
  share, respectively,
  for SGF)..............     (745,123)    (1,910,237)   (1,357,531)           --             --
 In excess of net
  investment income
  ($0.13 for SMDS)......          --             --            --             --        (531,985)
CAPITAL SHARE
 TRANSACTIONS: /2/           (472,322)     2,089,016     3,783,914     (9,633,097)   (24,434,759)
                          -----------    -----------   -----------   ------------   ------------
 Total increase
  (decrease) in net
  assets................    5,722,058      1,921,216    11,160,859     (7,822,392)   (25,487,751)
NET ASSETS:
 Beginning of period....   44,801,256     42,880,040    31,719,181    103,779,735    129,267,486
                          -----------    -----------   -----------   ------------   ------------
 End of period
  (including
  undistributed net
  investment income of
  $166,318, $9,083 and
  $431,001,
  respectively, for SGF,
  $96,828 and $0,
  respectively, for
  SMDS).................  $50,523,314    $44,801,256   $42,880,040   $ 95,957,343   $103,779,735
                          ===========    ===========   ===========   ============   ============

                                                              SSCY
                                                  -----------------------------
                                                  6 MONTHS ENDED 9 MONTHS ENDED
                                                    06/30/97*       12/31/96
                                                  -------------- --------------
OPERATIONS:
 Net investment income...........................  $   147,948    $   310,419
 Net realized gain on investments................      522,572        946,175
 Net increase in unrealized appreciation of
  investments....................................    3,621,809      1,260,568
                                                   -----------    -----------
 Net increase in net assets resulting from
  operations.....................................    4,292,329      2,517,162
                                                   -----------    -----------
DISTRIBUTIONS TO SHAREHOLDERS:
 From net investment income ($0.20 and $0.54,
  respectively)..................................     (129,907)      (333,221)
 From realized gains on investments ($0.46 and
  $1.83, respectively)...........................     (304,566)    (1,129,636)
CAPITAL SHARE TRANSACTIONS: /2/                      1,885,437      1,044,806
                                                   -----------    -----------
 Total increase in net assets....................    5,743,293      2,099,111
NET ASSETS:
 Beginning of period.............................   21,691,076     19,591,965
                                                   -----------    -----------
 End of period (including undistributed net
  investment income of $18,041 and $0,
  respectively)..................................  $27,434,369    $21,691,076
                                                   ===========    ===========

--------
* Unaudited

                See accompanying notes to financial statements.

CAPITAL SHARE TRANSACTIONS
--------------------------------------------------------------------------------

/2/ A summary of capital share transactions follows:

                                                         SGF
                          -----------------------------------------------------------------------
                             6 MONTHS ENDED           7 MONTHS ENDED             YEAR ENDED
                             JUNE 30, 1997*          DECEMBER 31, 1996          MAY 31, 1996
                          ----------------------  ------------------------  ---------------------
                           SHARES      VALUE        SHARES       VALUE       SHARES      VALUE
                          --------  ------------  ----------  ------------  --------  -----------
Shares issued...........    53,360  $  1,529,730      84,152  $  2,143,395   234,168  $ 5,879,301
Shares reinvested from
 net investment income
 and capital gains
 distributions..........    29,765       926,258      96,302     2,447,768    80,419    1,841,377
                          --------  ------------  ----------  ------------  --------  -----------
                            83,125     2,455,988     180,454     4,591,163   314,587    7,720,678
Shares redeemed.........  (102,033)   (2,928,310)    (98,426)   (2,502,147) (156,417)  (3,936,764)
                          --------  ------------  ----------  ------------  --------  -----------
  Net increase (de-
   crease)..............   (18,908) $   (472,322)     82,028  $  2,089,016   158,170  $ 3,783,914
                          ========  ============  ==========  ============  ========  ===========
                                              SMDS
                          ------------------------------------------------
                             6 MONTHS ENDED           11 MONTHS ENDED
                             JUNE 30, 1997*          DECEMBER 31, 1996
                          ----------------------  ------------------------
                           SHARES      VALUE        SHARES       VALUE
                          --------  ------------  ----------  ------------
Shares issued...........    83,598  $  2,278,605     238,241  $  6,238,119
Shares reinvested from
 net investment income..    71,402     1,937,445     165,671     4,298,372
                          --------  ------------  ----------  ------------
                           155,000     4,216,050     403,912    10,536,491
Shares redeemed.........  (503,896)  (13,849,147) (1,338,319)  (34,971,250)
                          --------  ------------  ----------  ------------
  Net decrease..........  (348,896) $ (9,633,097)   (934,407) $(24,434,759)
                          ========  ============  ==========  ============
                                              SSCY
                          ------------------------------------------------
                             6 MONTHS ENDED           9 MONTHS ENDED
                             JUNE 30, 1997*          DECEMBER 31, 1996
                          ----------------------  ------------------------
                           SHARES      VALUE        SHARES       VALUE
                          --------  ------------  ----------  ------------
Shares issued...........   125,728  $  4,585,036      28,881  $    940,160
Shares reinvested from
 net investment income
 and capital gains
 distributions..........     8,755       334,800      32,327     1,049,304
                          --------  ------------  ----------  ------------
                           134,483     4,919,836      61,208     1,989,464
Shares redeemed.........   (85,600)   (3,034,399)    (28,629)     (944,658)
                          --------  ------------  ----------  ------------
  Net increase..........    48,883  $  1,885,437      32,579  $  1,044,806
                          ========  ============  ==========  ============

--------
* Unaudited

                See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------
June 30, 1997 (unaudited)

NOTE 1. - Significant Accounting Policies
Stratton Mutual Funds consist of Stratton Growth Fund, Inc. ("SGF"), Stratton Monthly Dividend Shares, Inc. ("SMDS") and The Stratton Funds, Inc. The Stratton Funds, Inc. (the "Company") operates as a series, consisting of Stratton Small-Cap Yield Fund ("SSCY"). The Funds and Company are registered under the Investment Company Act of 1940, as amended, as open-end management investment companies. The Funds offer diversified portfolios.

Investments in the Funds normally consist of common stock and securities convertible into or exchangeable into common stock. Each Fund has specific investment objectives:

The objective of SGF is to seek possible growth of capital with current income from interest and dividends as secondary objective.

The objective of SMDS is to seek a high rate of return from dividend and interest income. It will seek its objective through investment of at least 25% of assets in securities of real estate investment trusts and of public utility companies engaged in the production, transmission or distribution of electric, energy, gas, water or telephone services.

The objective of SSCY is to achieve both dividend income and capital appreciation through investment in the securities of small-cap companies which have certain risks associated with them. First and foremost is their greater earnings and price volatility in comparison to large companies. Earnings risk is partially due to the undiversified nature of small company business lines.

Due to the inherent risk of investments there can be no assurance that the objectives of the Funds will be met. The Funds' fiscal years changed to December 31, commencing with December 31, 1996.

The following is a summary of significant accounting policies consistently followed by these Funds in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

   A. Security Valuation - Securities listed or admitted to trading on any national securities exchange are valued at their last sale price on the exchange where the securities are principally traded or, if there has been no sale on that date, at the mean between the last reported bid and asked prices. Securities traded in the over-the-counter market are valued at the last sale price, if carried in the National Market Issues section by NASDAQ; other over-the-counter securities are valued at the mean between the closing bid and asked prices obtained from a principal market maker. All other securities and assets are valued at their fair value as determined in good faith by the Boards of Directors of the Funds, which may include the amortized cost method for securities maturing in sixty days or less and other cash equivalent investments.

   B. Determination of Gains or Losses on Sales of Securities - Gains or losses on the sale of securities are calculated for accounting and tax purposes on the identified cost basis.

   C. Federal Income Taxes - It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income to its shareholders. Therefore, no federal income tax provision is required. SMDS has a capital loss

-------------------------------------------------------------------------------
June 30, 1997 (unaudited)
   carryover available to offset future capital gains, if any, of approximately $16,000,000 of which $11,669,000 expires in 2003 and $4,331,000 expires in 2004.

   D. Use of Estimates in Financial Statements - In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

   E. Other - Security transactions are accounted for on the date the securities are purchased or sold. Interest income is recorded on the accrual basis and dividend income on the ex-dividend date.

Distributions to Shareholders - Distributions to shareholders are recorded on the ex-dividend date. The character of distributions paid to shareholders is determined by reference to income as determined for income tax purposes, after giving effect to temporary differences between the financial reporting and tax basis of assets and liabilities, rather than income as determined for financial reporting purposes.

SMDS has made certain investments in real estate investment trusts ("REITS") which pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed the REIT's taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. The Fund intends to include the gross dividends from such REITS in its monthly distributions to its shareholders and, accordingly, a portion of the Fund's distributions will also be designated as a return of capital.

NOTE 2. - During the six months ended June 30, 1997, the Funds paid advisory fees to Stratton Management Company, (the "Advisor") as follows: SGF-- $167,585; SMDS--$294,987; SSCY--$128,204. Management services are provided by the Advisor under an agreement whereby the Advisor furnishes all investment advice, office space and facilities to the Funds and pays the salaries of the Funds' officers and employees, except to the extent that those employees are engaged in administrative and accounting services activities. In return for these services, SGF pays to the Advisor a monthly fee of 3/48 of 1% (annually 3/4 of 1%) of the daily net asset value of the Fund for such month. SMDS pays a monthly fee at an annual rate of 5/8 of 1% of the daily net asset value of the Fund for such month. The Advisor has voluntarily agreed to waive $15,000 annually of the compensation due it under the agreement with each of these Funds to offset a portion of the cost of certain administrative responsibilities delegated to FPS Services, Inc.

SSCY pays a monthly fee at an annual rate of 0.75% of the daily net asset value of the Fund for such month, subject to a performance adjustment. The performance adjustment will be calculated at the end of each month based upon a rolling 24 month performance period. The performance adjustment is added to or subtracted from the basic investment advisory fee. The Fund's gross performance is compared with the performance of the Frank Russell 2000 Index, ("Russell 2000"). When the Fund performs better than the Russell 2000, it pays the Investment Advisor an incentive fee; less favorable performance than the Russell 2000 reduces the basic fee. Each 1.00% of the difference in performance between the Fund and the Russell 2000 during the performance period is equal to a 0.10% adjustment to the basic fee. The maximum annualized performance adjustment rate is +/-0.50% of average net assets which would be added to or deducted from the advisory fee if the Fund outperformed or under performed the Russell 2000 by 5.00%. The performance fee adjustment for the period ended June 30, 1997 caused the advisory fee to increase by $40,852.

-------------------------------------------------------------------------------
June 30, 1997 (unaudited)

Certain officers and directors of the Funds are also officers and directors of the Advisor. None of the Funds' officers receive compensation from the Funds.

The Funds' Administrator, Accounting Agent and Transfer Agent, FPS Services, Inc. ("FPS"), is a wholly-owned subsidiary of FinDaTex, Inc. Certain directors and officers of the Funds are shareholders of FinDaTex, Inc. FPS received fees for providing shareholder services, for certain administrative services and for accounting/pricing services during the six months ended June 30, 1997 as follows:

                                   SGF                          SMDS                          SSCY
                                 -------                       -------                       ------
Shareholder Services             $14,784                       $82,075                       $7,707
Administration                    12,500                        15,000                        4,167
Accounting/Pricing                10,000                        13,000                        8,333

Pursuant to an agreement between The Bank of New York, (the "Custodian"), and FPS, the Custodian reallows a portion of its custody fees to FPS for certain services delegated to FPS. The amount is not readily determinable. FPS Broker Services, Inc., a wholly-owned subsidiary of FPS, serves as the Funds' principal underwriter and receives no fees for services in assisting in sales of the Funds' shares but does receive an annual fee of $3,000 for each Fund for its services in connection with the registration of the Funds' shares under state securities laws.

NOTE 3. - Purchases and sales of investment securities, excluding short-term notes, for the six months ended June 30, 1997 were as follows:

                               SGF                        SMDS                        SSCY
                           -----------                 -----------                 ----------
Cost of purchases          $10,216,877                 $27,303,341                 $4,693,463
Proceeds of sales           11,447,918                  37,593,278                  3,009,961

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
Stratton Growth Fund

The table below sets forth financial data for a share of capital stock outstanding throughout each period presented.

                           6 MONTHS
                             ENDED      7 MONTHS               YEARS ENDED MAY 31,
                           06/30/97      ENDED       -------------------------------------------
                          (UNAUDITED)   12/31/96      1996     1995     1994     1993     1992
                          -----------   --------     -------  -------  -------  -------  -------
NET ASSET VALUE,
 BEGINNING OF PERIOD....    $ 27.00     $ 27.18      $ 22.35  $ 20.65  $ 20.89  $ 20.55  $ 19.75
                            -------     -------      -------  -------  -------  -------  -------
  INCOME FROM INVESTMENT
   OPERATIONS
  Net investment in-
   come.................      0.296       0.312        0.556    0.537    0.510    0.560    0.640
  Net gains on
   securities (both
   realized and
   unrealized)..........      4.164       1.298        5.759    2.978    0.665    1.160    1.320
                            -------     -------      -------  -------  -------  -------  -------
    Total from
     investment
     operations.........      4.460       1.610        6.315    3.515    1.175    1.720    1.960
                            -------     -------      -------  -------  -------  -------  -------
  LESS DISTRIBUTIONS
  Dividends (from net
   investment income)...     (0.200)     (0.580)      (0.540)  (0.540)  (0.510)  (0.565)  (0.725)
  Distributions (from
   capital gains).......     (0.460)     (1.210)      (0.945)  (1.275)  (0.905)  (0.815)  (0.435)
                            -------     -------      -------  -------  -------  -------  -------
    Total distribu-
     tions..............     (0.660)     (1.790)      (1.485)  (1.815)  (1.415)  (1.380)  (1.160)
                            -------     -------      -------  -------  -------  -------  -------
NET ASSET VALUE, END OF
 PERIOD.................    $ 30.80     $ 27.00      $ 27.18  $ 22.35  $ 20.65  $ 20.89  $ 20.55
                            =======     =======      =======  =======  =======  =======  =======
TOTAL RETURN............      16.49%       6.40%       29.62%   18.61%    5.92%    8.91%   10.57%
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of
   period (in 000's)....    $50,523     $44,801      $42,880  $31,719  $25,475  $25,315  $25,311
  Ratio of expenses to
   average net assets...       1.10%/1/    1.17%/1/     1.16%    1.31%    1.34%    1.39%    1.35%
  Ratio of net
   investment income to
   average net assets...       2.06%/1/    2.08%/1/     2.28%    2.70%    2.51%    2.76%    3.20%
  Portfolio turnover
   rate.................      23.37%      20.32%       15.41%   42.54%   49.81%   35.34%   59.76%
  Average commission
   rate paid............    $0.0503     $0.0537          N/A      N/A      N/A      N/A      N/A

--------
/1/Annualized

                See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
Stratton Monthly Dividend Shares

The table below sets forth financial data for a share of capital stock outstanding throughout each period presented.

                           6 MONTHS
                             ENDED      11 MONTHS              YEARS ENDED JANUARY 31,
                           06/30/97       ENDED       -----------------------------------------------
                          (UNAUDITED)   12/31/96        1996      1995       1994     1993     1992
                          -----------   ---------     --------  --------   --------  -------  -------
NET ASSET VALUE,
 BEGINNING
 OF PERIOD..............    $ 27.43     $  27.40      $  24.84  $  28.69   $  29.91  $ 27.83  $ 23.02
                            -------     --------      --------  --------   --------  -------  -------
  INCOME FROM INVESTMENT
   OPERATIONS
  Net investment
   income...............       0.99         1.63          1.88      1.94       1.87     1.94     1.97
  Net gains (losses) on
   securities (both
   realized and
   unrealized)..........       0.48         0.16          2.60     (3.87)     (1.14)    2.08     4.79
                            -------     --------      --------  --------   --------  -------  -------
    Total from
     investment
     operations.........       1.47         1.79          4.48     (1.93)      0.73     4.02     6.76
                            -------     --------      --------  --------   --------  -------  -------
  LESS DISTRIBUTIONS
  Dividends (from net
   investment income)...      (0.96)       (1.63)        (1.89)    (1.92)     (1.94)   (1.94)   (1.95)
  Distributions (in
   excess of net
   investment income)...       0.00        (0.13)        (0.03)     0.00      (0.01)    0.00     0.00
                            -------     --------      --------  --------   --------  -------  -------
    Total
     distributions......      (0.96)       (1.76)        (1.92)    (1.92)     (1.95)   (1.94)   (1.95)
                            -------     --------      --------  --------   --------  -------  -------
NET ASSET VALUE, END OF
 PERIOD.................    $ 27.94     $  27.43      $  27.40  $  24.84   $  28.69  $ 29.91  $ 27.83
                            =======     ========      ========  ========   ========  =======  =======
TOTAL RETURN............       5.52%        7.12%        18.98%    (6.57%)     2.22%   15.18%   30.55%
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of
   period
   (in 000's)...........    $95,957     $103,780      $129,267  $134,066   $165,798  $98,227  $45,566
  Ratio of expenses to
   average
   net assets...........       1.02%/1/     1.02%/1/      0.99%     1.08%      0.99%    1.10%    1.23%
  Ratio of net
   investment income to
   average net assets...       7.32%/1/     6.94%/1/      7.42%     7.71%      6.12%    6.74%    7.63%
  Portfolio turnover
   rate.................      30.73%       69.19%        53.30%    39.50%     19.15%   35.94%   43.55%
  Average commission
   rate paid............    $0.0496     $ 0.0498           N/A       N/A        N/A      N/A      N/A

--------
/1/Annualized

                See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
Stratton Small-Cap Yield Fund

The table below sets forth financial data for a share of capital stock outstanding throughout each period presented.

                           6 MONTHS
                             ENDED      9 MONTHS       YEAR      YEAR    FOR THE PERIOD
                           06/30/97      ENDED        ENDED     ENDED     04/12/93/1/
                          (UNAUDITED)   12/31/96     03/31/96  03/31/95   TO 03/31/94
                          -----------   --------     --------  --------  --------------
NET ASSET VALUE,
 BEGINNING OF PERIOD....    $ 33.58     $ 31.95      $ 25.88   $ 25.94       $25.00
                            -------     -------      -------   -------       ------
  INCOME FROM INVESTMENT
   OPERATIONS
  Net investment
   income...............       0.23        0.53         0.66      0.57         0.43
  Net gains (loss) on
   securities (both
   realized and
   unrealized)..........       6.34        3.47         6.07     (0.04)        0.91
                            -------     -------      -------   -------       ------
    Total from
     investment
     operations.........       6.57        4.00         6.73      0.53         1.34
                            -------     -------      -------   -------       ------
  LESS DISTRIBUTIONS
  Dividends (from net
   investment income)...      (0.20)      (0.54)       (0.66)    (0.59)       (0.40)
  Distributions (from
   capital gains).......      (0.46)      (1.83)        0.00      0.00         0.00
                            -------     -------      -------   -------       ------
    Total
     distributions......      (0.66)      (2.37)       (0.66)    (0.59)       (0.40)
                            -------     -------      -------   -------       ------
NET ASSET VALUE, END OF
 PERIOD.................    $ 39.49     $ 33.58      $ 31.95   $ 25.88       $25.94
                            =======     =======      =======   =======       ======
TOTAL RETURN............      19.64%      12.84%       26.18%     2.09%        5.51%/2/
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of
   period (in 000's)....    $27,434     $21,691      $19,592   $14,058       $8,257
  Ratio of expenses to
   average net assets...       1.68%/2/    1.29%/2/     1.46%     2.12%        2.28%/2/
  Ratio of net
   investment income to
   average net assets...       1.28%/2/    2.03%/2/     2.28%     2.36%        1.85%/2/
  Portfolio turnover
   rate.................      13.48%      35.86%       33.50%    30.20%       28.60%/2/
  Average commission
   rate paid............    $0.0562     $0.0579          N/A       N/A          N/A

--------
/1/Commencement of operations
/2/Annualized

                See accompanying notes to financial statements.

SHAREHOLDER INFORMATION
-------------------------------------------------------------------------------

MINIMUM INVESTMENT

The minimum amount for the initial purchase of shares of SGF, SMDS or SSCY is $2,000 each. Subsequent purchases may be made in amounts of $100 or more.

TELEPHONE EXCHANGE

Shares of each Fund may be exchanged for shares of the other Funds, provided such other shares may legally be sold in the state of the investor's residence. Each Fund has a distinct investment objective which should be reviewed before executing any exchange of shares. The sections regarding each Fund, including those on charges and expenses, should be read prior to seeking any such exchange. Shares may be exchanged by: (1) written request; or (2) telephone if a special authorization form has been completed and is on file with the Transfer Agent in advance. See "How to Redeem Fund Shares--Additional Information" for a description of the Funds' policy regarding telephone instructions.

DIVIDENDS AND DISTRIBUTIONS

SMDS declares and pays dividends from net investment income on a monthly basis. SGF declares and pays dividends from net investment income on a semi-annual basis. SSCY declares and pays dividends from net investment income quarterly. Each Fund will make distributions from net realized gains, if any, once a year. Distributions may be reinvested in additional shares of such fund, see "Reinvestment of Income Dividends and Capital Gains Distribution" in the combined Prospectus.

AUTOMATIC INVESTMENT PLAN

Shares of a Fund may be purchased through our "Automatic Investment Plan" (the "Plan"), (a tear-out application is attached to the back of our Prospectus). The Plan provides a convenient method by which investors may have monies debited directly from their checking, savings or bank money market accounts for investment in a Fund. The minimum investment pursuant to this Plan is $100 per month. The account designated will be debited in the specified amount, on the date indicated, and Fund shares will be purchased. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. A Fund may alter, modify or terminate this Plan at any time.

SHARE PRICE INFORMATION

The daily share price of our Funds can be found in the mutual fund section of most major daily newspapers as well as The Wall Street Journal and Investor's Daily, where the Funds are listed under Stratton Funds. The Funds' stock ticker symbols for SGF, SMDS and SSCY are STRGX, STMDX and STSCX, respectively.

RETIREMENT PLANS

Stratton Mutual Funds has IRA, Defined Contribution Plans and 403(b)(7) Retirement Plans available at no minimum investment.

-------------------------------------------------------------------------------
GENERAL INFORMATION ON THE FUNDS

Requests for a prospectus and financial information, past performance figures and an application, should be directed to the Funds' Distributor:

FPS BROKER SERVICES, INC.
3200 Horizon Drive, P. O. Box 61503, King of Prussia, PA 19406-0903
Telephone: 800-634-5726

EXISTING SHAREHOLDER ACCOUNT SERVICES

Shareholders seeking information regarding their accounts and other fund services, and shareholders executing redemption requests, should continue to call or write our Transfer Agent and Dividend Paying Agent:

FPS SERVICES, INC.
3200 Horizon Drive, P. O. Box 61503, King of Prussia, PA 19406-0903
Telephone: 610-239-4600 . 800-441-6580

INVESTMENT PORTFOLIO ACTIVITIES

Questions regarding any of our Funds' investment portfolios should be directed to the Funds' Investment Advisor:

STRATTON MANAGEMENT COMPANY
Plymouth Meeting Executive Campus
610 W. Germantown Pike, Suite 300, Plymouth Meeting, PA 19462-1050
Telephone: 610-941-0255

ADDITIONAL PURCHASES ONLY TO EXISTING ACCOUNTS SHOULD BE MAILED TO A SEPARATE LOCK BOX UNIT:

c/o FPS SERVICES, INC.
P. O. Box 412797, Kansas City, MO 64141-2797


 THIS REPORT IS AUTHORIZED FOR DISTRIBUTION TO SHAREHOLDERS AND TO OTHERS WHO
   HAVE RECEIVED A COPY OF THE COMBINED PROSPECTUS OF STRATTON MUTUAL FUNDS.